REVERSE MERGER ACCOUNTING	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
NOTE 2 – REVERSE MERGER ACCOUNTING

On January 15, 2016 the Company entered into a definitive Asset Purchase Agreement to acquire substantially all of the assets of the “MariJ Group” of companies, including (1) MariJ Agricultural, Inc.; (2) Canna-Cures Research & Development Center, LLC; and, (3) JR Cannabis Industries, LLC with an effective date of January 4, 2016.  In connection with the acquisition, the Company issued 2,474,850 shares of its common stock to the shareholders and members of the MariJ Group.

As result of this transaction Rick Pertile, CEO of MariJ Group, became CEO and Chairman of the Board of Directors of Acacia.  In addition two members of the Board of Directors of Acacia resigned and Mr. Pertile, together with the two remaining directors, appointed to Acacia’s Board two individuals that were owners and directors of the MariJ Group.  After the acquisition, all company operations were those of the MariJ Group.

The merger of the MariJ Group into the non-operating public company (Acacia), which had only nominal assets (total net assets aggregated $229,684, including cash of $180,854), is considered to be a capital transaction. The transaction was equivalent to the issuance of stock by the MariJ Group for the net assets of Acacia, accompanied by a recapitalization.

The historical consolidated financial statements of the MariJ Group become the consolidated financial statements of the public company subsequent to the merger.  The audited consolidated financial statements of the MariJ Group were included in the Current Report on Form 8-K/A filed April 25, 2016 by Acacia.

The weighted average number of outstanding shares has been adjusted for the reverse merger transaction.